|Nektar logo|

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News Release


Nektar Therapeutics 201 Industrial Road San Carlos, CA 94070 650-631-3100 Phone 650-631-3150 Fax www.nektar.com
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                  Nektar Therapeutics Announces Fourth Quarter
                       And Year-End 2007 Financial Results

SAN CARLOS, Calif., February 27, 2008 -- Nektar Therapeutics (Nasdaq: NKTR) announced today the company's financial results for the fourth quarter and year ended December 31, 2007.

Revenue totaled $65.8 million in the fourth quarter of 2007 compared to $69.9 million in the fourth quarter of 2006. For the year ended December 31, 2007, Nektar reported total revenue of $273.0 million compared to $217.7 million in 2006.

Cash, cash equivalents, and short-term investments were $482.4 million at December 31, 2007 compared to $452.6 million at September 30, 2007.

Nektar reported a net income of $39.0 million or $0.42 per share in the fourth quarter of 2007 compared to a net loss of $38.9 million or $0.43 per share in the same period of 2006.

For the twelve months ended December 31, 2007, our net loss was $32.8 million or $0.36 per share compared to a net loss of $154.8 million or $1.72 per share in the same period in 2006.

"We have built a focused, efficient and driven company with an impressive and growing proprietary pipeline," said Howard W. Robin, President and CEO of the company. "We have moved multiple programs into phase 2 clinical development, entered into valuable new collaborations, and ended the year in a solid financial position. We expect to build on this momentum in 2008."

Mr. Robin will host a conference call today for analysts and investors beginning at 2:00 p.m. Pacific time to discuss the company's performance. This conference call will be available via webcast and can be accessed through a link that is posted on the Investor Relations section of the Nektar website, www.nektar.com. The web broadcast of the conference call will be available for replay through March 12, 2008.

To access the conference call, follow these instructions:

    Dial: (866) 314-5232 (U.S.); (617) 213-8052 (international)
    Passcode: 94561493 (Howard Robin is the host)

Audio replay dial-in and passcode:

Dial: (888) 286-8010 (U.S.) ;(617) 801-6888 (international)

Passcode: 92959414

About Nektar

Nektar Therapeutics is a biopharmaceutical company with a mission to develop and enable differentiated therapeutics with its industry-leading pulmonary and PEGylation technology platforms. Nektar pulmonary and PEGylation technology, expertise, manufacturing capabilities and know-how have enabled ten approved products for partners, which include the world's leading pharmaceutical and biotechnology companies. Nektar also develops its own products by applying its pulmonary and PEGylation technology platforms to existing medicines with the objective to enhance performance, such as improving efficacy, safety and compliance.


This press release contains forward-looking statements that reflect the company's current views as to the value of its technology platforms and clinical pipeline of product candidates and overall prospects for the company's business. These forward-looking statements involve risks and uncertainties, including but not limited to: (i) the company's proprietary product candidates and those of certain of its partners are in the early phases of clinical development and the risk of failure is high and can occur at any stage prior to regulatory approval, (ii) the timing or success of the commencement or end of clinical trials is subject to a number of uncertainties including but not limited to patient enrollment, clinical drug manufacturing, regulatory requirements and clinical outcomes, and (iii) the company's or its partner's success in obtaining regulatory approvals for product candidates. Other important risks and uncertainties are detailed in the company's reports and other filings with the Securities and Exchange Commission, including its most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Actual results could differ materially from the forward-looking statements contained in this press release. The company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

         Tim Warner, 650-283-4915 (investors)
         twarner@nektar.com
         ------------------

         Stephan Herrera, 415-488-7699 (investors)
         sherrera@nektar.com
         -------------------

         Jennifer Ruddock, 650-631-4954 (media)
         jruddock@nektar.com
         -------------------


                                     # # #

                               NEKTAR THERAPEUTICS
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (unaudited)


                             ASSETS                      December 31,       December 31,
                                                             2007               2006
                                                       ----------------    ----------------
Current assets:
     Cash and cash equivalents                         $         76,293    $         63,760
     Short-term investments                                     406,060             394,880
     Accounts receivable, net of allowance                       21,637              47,148
     Inventory                                                   12,187              14,656
     Other current assets                                         7,106              14,595
                                                       ----------------    ----------------
         Total current assets                                   523,283             535,039

Long-term investments                                              --                 8,337
Property and equipment, net                                     114,420             133,812
Goodwill                                                         78,431              78,431
Other intangible assets, net                                      2,680               3,626
Other assets                                                      6,289               8,932
                                                       ----------------    ----------------
     Total  assets                                     $        725,103    $        768,177
                                                       ================    ================

              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                  $          3,589    $          7,205
     Accrued compensation                                        14,680              12,994
     Accrued expenses to contract manufacturers                  40,444                --
     Accrued expenses                                            12,446              17,942
     Interest payable                                             2,638               3,814
     Capital lease obligations, current portion                   2,335                 711
     Deferred revenue, current portion                           19,620              16,409
     Convertible subordinated notes, current portion               --               102,653
     Other current liabilities                                    2,340               3,854
                                                       ----------------    ----------------
         Total current liabilities                               98,092             165,582

Convertible subordinated notes                                  315,000             315,000
Capital lease obligations                                        21,632              19,759
Deferred revenue                                                 61,349              23,697
Other long-term liabilities                                      14,591              17,079
                                                       ----------------    ----------------
         Total liabilites                                       510,664             541,117

Commitments and contingencies

Stockholders' equity:
     Preferred stock                                               --                  --
     Common stock                                                     9                   9
     Capital in excess of par value                           1,302,541           1,283,982
     Accumulated other comprehensive income                       1,643                  62
     Accumulated deficit                                     (1,089,754)         (1,056,993)
                                                       ----------------    ----------------
         Total stockholders' equity                             214,439             227,060
                                                       ----------------    ----------------
     Total liabilities and stockholders' equity        $        725,103    $        768,177
                                                       ================    ================

(1) The consolidated balance sheet at December 31, 2006 has been derived from the audited financial statements at that date but does not include all of the information and notes required by generally accepted accounting principles in the United States for complete financial statements. Certain 2006 amounts have been reclassified between line items to conform with the 2007 presentation.

                               NEKTAR THERAPEUTICS
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except per share information)
                                   (unaudited)

                                                              Three-Months Ended               Twelve-Months Ended
                                                                 December 31,                      December 31,
                                                           ----------------------------    ----------------------------
                                                              2007            2006            2007             2006
                                                           ------------    ------------    ------------    ------------
Revenue:
   Product sales and royalties                             $     26,702    $     55,551    $    180,755    $    153,556
   Contract research                                             38,489          12,053          85,925          56,303
   Exubera commercialization readiness                              582           2,300           6,347           7,859
                                                           ------------    ------------    ------------    ------------
Total revenue                                                    65,773          69,904         273,027         217,718

Operating costs and expenses:
   Cost of goods sold                                            17,387          40,100         137,696         113,921
   Cost of idle Exubera manufacturing capacity                    6,314            --             6,314            --
   Exubera commercialization readiness costs                        347           1,042           3,507           4,168
   Research and development                                      39,310          42,521         153,575         149,381
   General and administrative                                    13,997          17,441          56,336          78,319
   Impairment of long lived assets(1)                            28,396           8,254          28,396           9,410
   Litigation Settlement                                          1,583            --             1,583          17,710
Amortization of other intangible assets                             236             708             946           4,039
Gain on termination of collaborative agreements, net (2)        (79,178)           --           (79,178)           --
                                                           ------------    ------------    ------------    ------------
Total operating costs and expenses                               28,392         110,066         309,175         376,948
                                                           ------------    ------------    ------------    ------------

Income (Loss) from operations                                    37,381         (40,162)        (36,148)       (159,230)


Interest income                                                   5,757           6,330          22,201          23,646
Interest expense                                                 (4,230)         (5,458)        (18,638)        (20,793)
Other Income                                                        944           1,263           1,133           2,444
                                                           ------------    ------------    ------------    ------------

Income (Loss) before provision for income taxes                  39,852         (38,027)        (31,452)       (153,933)

Provision for income taxes                                          809             828           1,309             828
                                                           ------------    ------------    ------------    ------------

Net income (loss)                                          $     39,043    $    (38,855)   $    (32,761)   $   (154,761)
                                                           ============    ============    ============    ============


Basic and diluted net earnings (loss) per share            $       0.42    $      (0.43)   $      (0.36)   $      (1.72)

Shares used in computing basic and diluted net
earnings (loss) per share (3)                                    92,211          90,499          91,876          89,789


Notes to Consolidated Statements of Operations

(1) In Q4, the company conducted an evaluation and determined that uncertainties exist regarding the use of certain equipment and facilities related to Exubera manufacturing. As a result, Nektar recorded a non-cash impairment charge in Q4 of $28.4 million related to the write-down of these assets.


(2) Gain on termination of collaborative agreement, net, is comprised of the following (in thousands):

                                                                Three and
                                                              Twelve-Months
                                                                  Ended
                                                                 December
                                                                 31, 2007
                                                                 --------
Pfizer termination settlement payment received                    135,000
Exubera Inhaler Manufacturing and Supply Agreement Termination
  Tech Group                                                      (13,765)
  Bespak                                                          (18,598)
                                                                 --------
                                                                  102,637
Settlement of assets and liabilities related to Pfizer            (23,459)
                                                                 --------
Gain on termination of collaborative agreements, net               79,178
                                                                 ========

(3) For the three-months ended December 31, 2007, there were approximately 578 dilutive shares which did not change earnings per share.

                               NEKTAR THERAPEUTICS
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  (In thousands, except per share information)
                                   (unaudited

                                                                         Twelve-Months
                                                                       Ended December 31,
                                                              --------------------------------------
                                                                    2007                 2006
                                                              ----------------      ----------------
Cash flows provided by (used in) operating activities:
Net loss                                                      $        (32,761)     $       (154,761)
Adjustments to reconcile net loss to net cash provided by
(used in) operating activities:
    Depreciation and amortization                                       29,028                33,509
    Stock-based compensation                                            14,779                30,982
    Impairment of long lived assets                                     28,396                 9,410
    Amortization of gain related to sale of building                      (874)                 (874)
    Gain on disposal of investment                                        (860)               (2,252)
    Loss on sale or disposal of assets                                   1,843                   123
Changes in assets and liabilities:
    Decrease (increase) in trade accounts receivable                    24,318               (34,654)
    Decrease (increase) in inventories                                   1,503                 3,971
    Decrease (increase) in other assets                                  7,443                 1,095
    Increase (decrease) in accounts payable                             (3,147)               (8,926)
    Increase (decrease) in accrued compensation                            986                 3,581
    Increase (decrease) in accrued expenses                             36,151                 5,503
    Increase (decrease) in interest payable                             (1,176)                   23
    Increase (decrease) in deferred revenue                             40,863                16,245
    Increase (decrease) in other liabilities                              (190)                4,310
                                                              ----------------      ----------------
Net cash provided by (used in) operating activities                    146,302               (92,715)

Cash flows from investing activities:
    Purchases of property and equipment                                (32,796)              (22,524)
    Purchases of investments                                          (593,118)             (502,230)
    Sales of investments                                                 2,057                 2,252
    Maturities of investments                                          591,202               405,622
                                                              ----------------      ----------------
Net cash provided by (used in) investing activities                    (32,655)             (116,880)

Cash flows from financing activities:
    Issuance of common stock, net of issuance costs                      3,780                22,259
    Payments of loan and capital lease obligations                      (2,895)              (10,488)
    Repayments of convertible subordinated notes                      (102,653)                 --
                                                              ----------------      ----------------
Net cash provided by (used in) financing activities                   (101,768)               11,771
Effect of exchange rates on cash and cash equivalents                      654                   311
                                                              ----------------      ----------------
Net increase (decrease) in cash and cash equivalents                    12,533              (197,513)

Cash and cash equivalents at beginning of year                          63,760               261,273
                                                              ----------------      ----------------
Cash and cash equivalents at end of year                                76,293                63,760
                                                              ================      ================